Thornburg Global
Opportunities Fund
September 10, 2010

Class R3: THORX	Class R4: THOVX	Class R5: THOFX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load)	none	none	none
Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge	none	none	none
(Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	1.00%	0.25%	0.00%
Other Expenses(1)(2)	1.27%	1.27%	1.27%

Total Annual Fund Operating Expenses	3.13%	2.38%	2.13%
Fee Waiver/Expense Reimbursement(3)	(1.63)%	(0.98)%	(1.14)%

Total Annual Fund Operating	1.50%	1.40%	0.99%
Expenses After Fee Waiver/Expense
Reimbursement

(1)	A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.

(2)	For the most recent fiscal year, the Fund had nominal Class R3, Class R4 and Class R5 assets, and the actual expense ratio for each such class (116.95%, 14.73% and 239.11%, respectively) bears no relation to the expected ratio when the class has an expected level of assets. Therefore, other expenses are estimated for the current period.

(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2011, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$813	$1,498	$3,325
Class R4 Shares	$143	$649	$1,182	$2,641
Class R5 Shares	$101	$557	$1,039	$2,372
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103.20% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc., believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.
The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.
The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor’s view of specific investment opportunities and macro-economic factors.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments can be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.

2 Thornburg Global Opportunities Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer term debt obligations owned by the Fund. This effect is also typically more pronounced for lower rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).
Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 30 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary. The bar chart shows the annual total return for Class R3 shares of the Fund in the one full calendar year of operations for Class R3 shares. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class R3 Shares
Highest quarterly results for time period shown: 36.02%
(quarter ended 6-30-09).
Lowest quarterly results for time period shown: -14.33%
(quarter ended 3-31-09).
Average Annual Total Returns (periods ended 12-31-09)

		Since Inception
Class R3 Shares	1 Year	(2-1-08)
Return Before Taxes	45.79%	-10.78%

Return After Taxes on Distributions	43.01%	-12.31%

Return After Taxes on Distributions	28.41%	-10.17%
and Sale of Fund Shares

MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	34.63%	-9.03%

		Since Inception
Class R4 Shares	1 Year	(2-1-08)
Return Before Taxes	46.17%	-10.68%

MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	34.63%	-9.03%

		Since Inception
Class R5 Shares	1 Year	(2-1-08)
Return Before Taxes	46.74%	-10.25%

MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	34.63%	-9.03%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
Brian J. McMahon, the president of the Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been with Thornburg since 1984 and has been one of the persons primarily responsible for management of the since its inception in 2006.
W. Vinson Walden, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2002 and has been one of the persons primarily responsible for management of the Fund since its inception in 2006.

Thornburg Global Opportunities Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Purchase and Sale of Fund Shares
Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4 or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4 or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4 and Class R5, your employer-sponsored retirement plans may establish such minimums. Contact your plan administrator for more information.
Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4 or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.
Tax Information
Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 40 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TH2256

4 Thornburg Global Opportunities Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download